UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NOBLE ROMAN’S, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration No.:
(3)	Filing Party:
(4)	Date Filed:

PROXY CARD

NOBLE ROMAN’S, INC. 6612 E. 75th Street, Suite 450 Indianapolis, Indiana 46250

2023 Annual Meeting Admission Ticket

Thursday, July 6, 2023

10:30 a.m. EDT

Conference Room at Heritage Park at 6612 E. 75th Street, Indianapolis, Indiana 46250

Upon arrival, please present this admission ticket and photo identification and any other required documents.

[Investor Name] [Investor Address]

Your note matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Votes submitted electrically must be received by 1:00 a.m., ET on July 6, 2023. Vote Online Go to www.investorvote.com/NROM or scan the QR code – login details are located in the shaded bar below.

Vote by Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/NROM

Use a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

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NOBLE ROMAN’S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul W. Mobley and A. Scott Mobley, and each of them, with or without the other, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote as designated below all of the shares of Common Stock, no par value, of Noble Roman’s, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Noble Roman’s, Inc. to be held at Heritage Park at 6612 E. 75th Street, Indianapolis, Indiana 46250, at 10:30 a.m., local time, July 6, 2023, and at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE COMPANY’S CLASS III DIRECTOR NOMINEE AND “FOR” APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT DIRECTORS, STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF BT BRANDS, INC.

Proposal 1 Instructions: Vote “FOR” only one nominee. If you vote for more than one nominee your vote on Proposal 1 will be invalid and will not be counted. If you do not vote for any nominees this proxy will be voted “FOR” the Company nominee.

1.	Election of one Class III Director:

Company Nominee

A. Scott Mobley

☐FOR	☐WITHHOLD

BT Brands, INC. Nominee OPPOSED By the Company

Gary Copperud

☐FOR	☐WITHHOLD

2.	Approve on an advisory basis the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K:

☐FOR	☐AGAINST	☐ABSTAIN

This proxy also may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting and any adjournment or postponement thereof as permitted by Rule 14a-4(c).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR” the Company nominee listed above in the election of a Class III Director and “FOR” approval of the matter listed in Proposal 2 above.

The undersigned acknowledges receipt of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Notice of the Annual Meeting and the Proxy Statement.

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Dated this [-] day of May 2023.

PLEASE MARK, DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

Date

Signature

Please date and sign in the exact name in which you own Noble Roman’s, Inc. Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.

Date

Signature

Please date and sign in the exact name in which you own Noble Roman’s, Inc. Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.

NON-VOTING ITEMS

Change of Address: Please print new address below.
______________________________________

______________________________________

______________________________________

Comments: Please print your comments below.

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

Meeting Attendance: Please mark box to the right if you plan to attend the annual meeting. ☐

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